Exhibit 99.9

NEITHER THIS EXCHANGE WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST HEREIN OR THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) THESE SHARES ARE INCLUDED ALONG WITH THE HOLDER AS A SELLING STOCKHOLDER IN A QUALIFIED OFFERING PURSUANT TO REGULATION A, (C) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES (CONCURRED IN BY COUNSEL FOR THE COMPANY) THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (D) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE COMMON STOCK

RespireRx Pharmaceuticals Inc.

Warrant Number: FF 06212021

Exchange Warrant Shares: 600,000

Original Date of Issuance: July 2, 2020 (“Issuance Date”)

Exchange Date: June 30, 2021 (“Exchange Date”)

Original Warrant Initial Exercise Date: July 2, 2020

Exchange Warrant Initial Exercise Date: June 30, 2021 (“Exchange Warrant Initial Exercise Date”)

THIS EXCHANGE WARRANT TO PURCHASE COMMON STOCK (the “Exchange Warrant”) amends, restates and replaces in its entirety, the common stock purchase Warrant dated July 2, 2020 (the “Original Warrant”). This Exchange Warrant certifies that, for value received, FirstFire Global Opportunities Fund LLC or its permitted assigns (the “Holder”) is entitled, upon the terms and conditions hereof, and subject to the limitations on exercise hereinafter set forth, at any time on or after the Exchange Warrant Initial Exercise Date and on or prior to 5:00 p.m. New York time on September 30, 2023 (the “Termination Date”) but not thereafter, to subscribe for and purchase from RespireRx Pharmaceuticals Inc., a Delaware corporation (the “Company”), 600,000 shares (as subject to adjustment hereunder, the “Exchange Warrant Shares”) of Common Stock. The purchase price of each share of Common Stock under this Exchange Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definition. “Common Stock” as used in this Exchange Warrant means the common stock of the Company, par value $0.001.

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Section 2. Exercise and Call Provision.

a) Exercise of Exchange Warrant. Exercise of the purchase rights represented by this Exchange Warrant may be made, in whole or in part, subject to the blocker provisions in Section 2(d), at any time or times on any Business Day (as defined below) on or after the Exchange Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly completed and executed facsimile or electronic mail copy of the Notice of Exercise form annexed hereto (the “Notice of Exercise”). Except for any cashless exercise pursuant to Section 2(c), the Holder shall deliver, within three (3) Business Days (as defined below) following the date of exercise as aforesaid, the aggregate Exercise Price (as defined below) for the shares specified in the applicable Notice of Exercise by wire transfer in immediately available funds or cashier’s check drawn on a United States bank in immediately available funds. A “Business Day” means any day other than a Saturday or Sunday or any day that national commercial banks in New York City, New York are authorized or required to close or any day that the NADSAQ stock markets or any other nationally recognized stock markets are closed. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Exchange Warrant to the Company until the Holder has purchased all of the Exchange Warrant Shares available hereunder and the Exchange Warrant has been exercised in full, in which case, the Holder shall surrender this Exchange Warrant to the Company for cancellation within three (3) Business Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Exchange Warrant resulting in purchases of a portion of the total number of Exchange Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Exchange Warrant Shares purchasable hereunder in an amount equal to the applicable number of Exchange Warrant Shares purchased. The Company, either directly or through its representative, shall maintain, or cause to be maintained, records showing the number of Exchange Warrant Shares purchased and the date of such purchases, which records shall be deemed to be accurate absent manifest error. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of actual receipt of such notice. The Holder and any assignee, by acceptance of this Exchange Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Exchange Warrant Shares hereunder, the number of Exchange Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Common Stock under this Exchange Warrant initially shall be $0.02 per share, subject to adjustment hereunder (including, without limitation, under Sections 2 and 3 hereof) (as adjusted, the “Exercise Price”).

c) Cashless Exercise. This Exchange Warrant may be exercised at any time permitted hereunder, subject to the blocker provisions set forth in Section 2(d), by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Exchange Warrant Shares equal to the quotient obtained by the following formula:

(A-B)*(X)
(A)

Where:

(A) = the Closing Price on the Trading Day immediately preceding the date of such election (“Trading Day” means any Business Day, or, if the Common Stock of the Company is traded on an exchange, the OTC Markets or other quotation system, then any Business Day on which such exchange, the OTC Markets or quotation system is open for trading the Common Stock of the Company);

(B) = the Exercise Price of this Exchange Warrant, as adjusted (if applicable); and

(X) = the number of Exchange Warrant Shares issuable upon exercise of this Exchange Warrant in accordance with the terms of this Exchange Warrant by means of a cash exercise rather than a cashless exercise.

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As used herein, “Closing Price”, shall mean the first of the following clauses that applies: (1) if, at the time of any such calculation, the Common Stock is listed or quoted on the NYSE American, or the New York Stock Exchange (NYSE), the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the Archipelago Exchange, or the OTCQB Market or OTCQX Market, the Closing Price shall be the closing or last sale price reported for the last business day immediately preceding the date of any such calculation; (2) if, at the time of any such calculation, the Common Stock is quoted on the OTC Pink Market or a similar agency or organization succeeding to its function or reporting prices, the Closing Price shall be the average of the closing prices reported for the last five (5) days during which the Common Stock actually traded and for which a closing price is available immediately preceding the date of any such calculation, or (3) in all other cases, the Closing Price of a share of Common Stock shall be the price determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

d) Blocker Provision. Notwithstanding anything to the contrary herein, the Company shall use reasonable best efforts to not affect the exercise of any portion of this Exchange Warrant, and the Holder shall not have the right to exercise any portion of this Exchange Warrant, pursuant to the terms and conditions of this Exchange Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s affiliates (the “Affiliates”), and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Exchange Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Exchange Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Holder is solely responsible for any schedules required to be filed in accordance therewith. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Exchange Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding at the time of the respective calculation hereunder. The limitations contained in this paragraph shall apply to a successor holder of this Exchange Warrant.

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i. No prior inability to exercise this Exchange Warrant pursuant to this Section 2(d) shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended limitations contained in this Section 2(d) or to make changes or supplements necessary or desirable to properly give effect to such limitations. The limitations contained in this paragraph may not be waived and shall apply to a successor holder of this Exchange Warrant.

e) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. Certificates for shares issuable upon the exercise hereof shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system and such shares are eligible for legend removal, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise on the date that is no more than three (3) Business Days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Exchange Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above (such date, the “Exchange Warrant Share Delivery Date”). Upon (A) delivery of Notice of Exercise, (B) payment to the Company of the Exercise Price in good funds by either certified check, wire transfer or other similar payment method, and (C) payment of all taxes, if any, required to be paid by the Holder prior to the issuance of such shares pursuant to Section 2(e)(v), then, irrespective of the date such Exchange Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Exchange Warrant Shares (as the case may be), the Exchange Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes.

ii. Delivery of New Exchange Warrants Upon Exercise. If this Exchange Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Exchange Warrant, at the time of delivery of the certificate or certificates representing Exchange Warrant Shares, deliver to the Holder a new Exchange Warrant evidencing the rights of the Holder to purchase the unpurchased Exchange Warrant Shares called for by this Exchange Warrant, which new Exchange Warrant shall in all other respects be identical with this Exchange Warrant.

iii. Rescission Rights. If the Company fails to transmit, or to cause the transfer agent of the Company to transmit, to the Holder a certificate or the certificates representing the Exchange Warrant Shares pursuant to Section 2(e)(i) by the Exchange Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Exchange Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

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v. Charges, Taxes and Expenses. Issuance of certificates for Exchange Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Exchange Warrant Shares are to be issued in a name other than the name of the Holder, this Exchange Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto (the “Assignment Form”) duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner that prevents the timely exercise of this Exchange Warrant pursuant to the terms hereof.

vii. Acquisitions. If at any time while this Exchange Warrant is outstanding there is an Acquisition (as defined below) in which the Company is not the surviving entity, then the Holder shall receive from any surviving entity or successor to the Company, in exchange for this Exchange Warrant, a new warrant in the surviving entity or successor to the Company substantially in the form of this Exchange Warrant and with an exercise price adjusted to reflect the nearest equivalent exercise price of common stock (or other applicable equity interest) of the surviving entity that would reflect the economic value of this Exchange Warrant, but in the surviving entity. An “Acquisition” shall mean the closing of a merger, share exchange, consolidation, acquisition of all or substantially all of the assets or stock, reorganization or liquidation of the Company that results in the stockholders of the Company immediately prior to such transaction owning less than 50% of the voting capital stock of the Company (or its successor or parent corporation) immediately after the transaction or, in the case of a sale of assets or liquidation, the Company owning after the transaction less than substantially all of the assets owned by the Company prior to the transaction (other than an issuance of equity securities for the primary purpose of raising capital) or any other event that constitutes a “Capital Change” under the Company’s Second Restated Certificate of Incorporation, as it may be amended, restated or otherwise modified from time to time. The Holder shall execute all documentation required to be executed by the Company or the acquirer or successor of the Company in connection with the Acquisition, including, without limitation, escrow, indemnification and other similar agreements. Subject to and to the extent permitted by applicable law, the Company will endeavor to notify the Holder of any proposed Acquisition at least 30 days prior to the date of any Acquisition (or such shorter period as reasonably practicable under the circumstances); provided that the failure to so notify the Holder shall not in any way impair the Acquisition.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Exchange Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Exchange Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Exchange Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Exchange Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b) Calculations. All calculations under this Section 3 shall be made to the nearest 1/100th of a cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

c) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly provide to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Exchange Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (B) the Company shall authorize the granting to all holders of the Common Stock rights or Exchange Warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, or (C) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, any of the events in subclauses (A), (B) or (C) being an “Event”, then, in each case, the Company shall cause to be provided to the Holder at its last address as it shall appear upon the Exchange Warrant Register (as defined below) of the Company, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or Exchange Warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record shall be entitled to such dividend, distributions, redemption, rights or Exchange Warrants are to be determined or (y) the date on which such Event is expected to become effective or close, as applicable, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such Event; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Exchange Warrant during the period commencing on the date of such notice to the effective date of the Event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Exchange Warrant.

a) Transferability. Subject to compliance with any applicable securities laws, the conditions set forth in Section 4(d) hereof, and the prior written consent of the Company, this Exchange Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Exchange Warrant at the principal office of the Company or its designated agent, together with an Assignment Form duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Exchange Warrant or Exchange Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment and shall issue to the assignor a new Exchange Warrant evidencing the portion of this Exchange Warrant not so assigned, and this Exchange Warrant shall promptly be cancelled. The Exchange Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Exchange Warrant Shares without having a new Exchange Warrant issued.

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b) New Exchange Warrants. This Exchange Warrant may be divided or combined with other Exchange Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Exchange Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Exchange Warrant or Exchange Warrants in exchange for the Exchange Warrant or Exchange Warrants to be divided or combined in accordance with such notice. All Exchange Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Exchange Warrant except as to the number of Exchange Warrant Shares issuable pursuant thereto.

c) Exchange Warrant Register. The Company shall, either directly or through its representative, record or cause to be recorded, this Exchange Warrant, upon records to be maintained by the Company for that purpose (the “Exchange Warrant Register”), in the name of the record Holder hereof from time to time, which Exchange Warrant Register shall be deemed to be accurate absent manifest error. The Company may deem and treat the registered Holder of this Exchange Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Exchange Warrant in connection with any transfer of this Exchange Warrant, the transfer of this Exchange Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) qualified in a qualified offering pursuant to Regulation A, or (iii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144 promulgated under the Securities Act, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Exchange Warrant satisfy any other reasonable conditions established by the Company, including, without limitation, a legal opinion reasonably acceptable to the Company with respect to such transfer.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and Exchange Warrants that it is acquiring this Exchange Warrant and, upon any exercise hereof, will acquire the Exchange Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Exchange Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered, qualified or exempted under the Securities Act. The Holder acknowledges that the Exchange Warrant Shares will not initially be registered under the Securities Act of 1933, as amended, or any applicable statute or foreign securities law, and will therefore not be freely transferable.

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Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Exchange Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(e)(i).

b) Loss, Theft, Destruction or Mutilation of Exchange Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Exchange Warrant or any stock certificate relating to the Exchange Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Exchange Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Exchange Warrant or stock certificate, if mutilated, the Company will make and deliver a new Exchange Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Exchange Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. Subject to the blocker provisions in Section 2(d):

i. The Company covenants that its issuance of this Exchange Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Exchange Warrant Shares upon the exercise of the purchase rights under this Exchange Warrant. The Company will take all such reasonable action as may be necessary to assure that such Exchange Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed. The Company covenants that all Exchange Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Exchange Warrant will, upon exercise of the purchase rights represented by this Exchange Warrant and payment for such Exchange Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Except and to the extent waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Exchange Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or reasonably appropriate to protect the rights of Holder as set forth in this Exchange Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Exchange Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or reasonably appropriate in order that the Company may validly and legally issue fully paid and nonassessable Exchange Warrant Shares upon the exercise of this Exchange Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Exchange Warrant.

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iii. Before taking any action which would result in an adjustment in the number of Exchange Warrant Shares for which this Exchange Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. This Exchange Warrant is a contract between the Company and the Holder and its terms shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York, without giving effect to any choice or conflict of law provision or rule of that or any other jurisdiction. The Company and each Holder irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in New York City, in any suit or proceeding based on or arising under this Exchange Warrant and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Holder irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

f) Restrictions. The Holder acknowledges that the Exchange Warrant Shares acquired upon the exercise of this Exchange Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be deemed delivered the day after the date sent if sent by overnight courier, the same day sent if sent by facsimile transmission or email with confirmation of receipt by the Holder, or three (3) days after deposit with the US Postal Service if sent via certified mail or first class mail if sent to the Holder at the address, facsimile number or email address provided by the Holder as of the last date on which Holder communicated in writing such contact information to the Company.

i) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Exchange Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Exchange Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

j) Successors and Assigns. Subject to applicable securities laws, the provisions and limitations of this Exchange Warrant, and the prior written consent of the Company, the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. Such successors or permitted assigns of the Holder shall be deemed to be the Holder for all purposes hereunder. The provisions of this Exchange Warrant are intended to be for the benefit of any Holder from time to time of this Exchange Warrant and shall be enforceable by the Holder or holder of Exchange Warrant Shares. Nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Exchange Warrant.

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k) Entire Agreement. This Exchange Warrant constitutes the sole and entire agreement of the parties to this Exchange Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

l) Amendment. This Exchange Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Exchange Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Exchange Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Exchange Warrant.

n) Headings. The headings used in this Exchange Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Exchange Warrant.

o) Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Exchange Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Exchange Warrant or the transactions contemplated hereby.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Exchange Warrant to be executed by its officer thereunto duly authorized as of the 21st day of June, 2021.

RespireRx Pharmaceuticals Inc.

By:	/s/ Jeff E. Margolis
Name:	Jeff Eliot Margolis
Title:	Senior Vice President, , Chief Financial Officer, Treasurer and Secretary

AGREED AND ACCEPTED:

FIRSTFIRE GLOBAL OPPORTUNITIES FUND LLC

Signature:	/s/ Eli Fireman

Name (print): FirstFire Global Opportunities Fund LLC

By:	Eli Fireman, Manager

Address:

Email:	eli@firstfirecap.com

Facsimile Number:

Investor Exchange Warrant Signature Page

NOTICE OF EXERCISE

To: RespireRx Pharmaceuticals Inc.

(1) The undersigned, pursuant to the provisions set forth in the attached Exchange Warrant No. ______, hereby irrevocably elects to purchase (check applicable box):

[ ]	____________ shares of the Common Stock of RespireRx Pharmaceuticals Inc. covered by such Exchange Warrant.

(2) The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Exchange Warrant. Such payment takes the form of (check applicable box or boxes):

[ ]	check in the amount of $__________ in lawful money of the United States

[ ]	certified check in the amount of $__________ in lawful money of the United States

[ ]	ACH transfer in the amount of $__________ in lawful money of the United States

[ ]	wire transfer in the amount of $__________ in lawful money of the United States

[ ]	Other (describe) __________ in the amount of $__________ in lawful money of the United States, and/or

[ ]	pursuant to Section 2(c) of the Exchange Warrant being exercised, the cancellation of such portion of such Exchange Warrant as is exercisable for a total of _________ Exchange Warrant Shares (using a Closing Price of $_______ per share for purposes of this calculation).

(3) Please issue a certificate or certificates representing said Exchange Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________________________________________

_________________________________________________
(please print or type name and address)

_________________________________________________
(please insert social security or other identifying number)

The Exchange Warrant Shares shall be delivered to the following:

_______ ______________________________________

_______ ______________________________________

_______ _______________________________________

(please print or type name and address)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Exchange Warrant Certificate, that a new Exchange Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.

_______________________________

The Exchange Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended. If this representation cannot be made, please explain the basis upon which the Holder is eligible to exercise this Exchange Warrant.

[SIGNATURE OF HOLDER]

Name of Investing Entity: _________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ___________________________________________

Name of Authorized Signatory: _____________________________________________________________

Title of Authorized Signatory: ______________________________________________________________

Date: __________________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing Exchange Warrant, execute
this form and supply required information.
Do not use this form to exercise the Exchange Warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Exchange Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:	_____________________________

Holder’s Address:	_____________________________

_____________________________

Assignee’s Signature: ___________________________________________

Company’s Signature: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Exchange Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Exchange Warrant.